*This term sheet (the "Term Sheet") sets forth the principal terms of a proposed transaction pursuant to which (i) Blackjewel, L.L.C., Blackjewel Holdings L.L.C., and Revelation Energy, LLC (collectively, the "Sellers") and certain of their subsidiaries and affiliates that are debtors under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of West Virginia (the "Bankruptcy Court") under the caption In re Blackjewel, L.L.C., et al. (Case No. 19-30289) (collectively, the "Debtors" or the "Seller Parties", as applicable) will conduct a sales process for their assets, (ii) American Resources Corporation ("ARC" or "Stalking Horse Purchaser") will serve as stalking horse purchaser for certain assets, as set forth in more detail below, and (iii) the Eastern Asset Sale (as defined below) will be approved subject to the terms set forth herein (collectively, the "Transactions"). The terms found within this Term Sheet are intended to be binding upon the parties and will be subject to completion of definitive documentation.*

| | |
|---|---|
| ***Transaction Summary:*** | ARC will serve as the stalking horse purchaser for the Eastern Purchased Assets (as defined below). In the event that a Qualified Bidder (as defined in the Bidding Procedures) other than ARC is not identified with respect to the Eastern Purchased Assets, the Eastern Asset Sale will automatically be deemed to be the Successful Bid (as defined in the Bidding Procedures) therefor and, subject to entry of an order by the Bankruptcy Court approving the Eastern Asset Sale, deemed automatically approved on the terms set forth herein.<br><br>Through this "stalking horse" bid, American Resources Corporation ("ARC") will acquire certain assets of Blackjewel, L.L.C. and Revelation Energy, LLC and its subsidiaries through bankruptcy proceedings in the United States Bankruptcy Court for the Eastern District of Kentucky (Case Number 19-bk-30289) through a wholly owned subsidiary of American Resources Corporation. |
| ***Stalking Horse Purchaser Entity:*** | A newly created, wholly owned subsidiary (or subsidiaries) of American Resources Corporation (the "Stalking Horse Purchaser").<br><br>American Resources Corporation is a fully-reporting, publicly traded coal mining company listed on the NASDAQ market exchange. Currently operating in Kentucky and West Virginia, ARC employs around 250 people through several operating mines, coal preparation facilities, and rail loadouts. ARC has been able to significantly grow its revenues at a compound annual growth rate in excess of 60% since 2016, primarily through increasing coal production at its existing mines and bringing new mines into production. ARC has been successful in past 363 sales, including the purchase of the assets of Fortress Resources and has been able to restructure those assets and employ local individuals back to those operations. Furthermore, being a fully reporting public company allows ARC to continue to expand through relatively low leverage. |
| ***Consideration for Eastern Asset Sale:*** | As consideration for the Eastern Assets, ARC will pay (i) One Hundred Dollars ($100.00) cash at Closing, (ii) up to Eight Million Dollars ($8,000,000.00) cash in the form of a Royalty Payment as described below, and (iii) assume the Eastern Assumed Obligations.<br><br>The consideration will be allocated among the Eastern Assets in a manner to be determined. |
| ***Royalty Payment*** | As part of the consideration ARC will pay up to $8,000,000.00 in the form of a royalty payment at a rate of $1.00 per clean ton of coal produced and sold from the Acquired Assets. |
| ***Good-Faith Deposit:*** | In connection with its agreement to serve as Stalking Horse Purchaser, ARC has agreed to provide a cash deposit equal to Ten Dollars to the Seller Parties (the "Good-Faith Deposit"), to be applied to the purchase price of the Eastern Asset Sale. |
| ***Eastern Asset Sale:*** | ARC will purchase all of the assets of the Seller Parties that are generally known by the Seller Parties to be the "Eastern" assets (excluding the sub-set of Eastern assets generally known as the "Pax" assets") and also including those assets that were not |

proposed to be acquired by Contura Energy Inc. as part of its stalking horse bid, subject to the limitation that ARC will only purchase those mining permits and assume the surety, reclamation, and environmental obligations of those permits listed on Exhibit A of this term sheet (the "Eastern Mines"), which shall include, for the avoidance of doubt, all equipment, assets, agreements, any and all collateral deposits (cash or otherwise) underlying policies and contracts, and real estate related to the Eastern Mines and all books and records to the extent related to the Eastern Mines (the "Eastern Purchased Assets"), free and clear of all liens, claims, interests and encumbrances, and will assume no liabilities except the Eastern Assumed Liabilities (such sale, the "Eastern Asset Sale").

The "Eastern Assumed Liabilities" will consist of (i) all obligations under applicable law, or applicable permits, to prevent, mitigate or otherwise address the effects of mining activities (including the exploration, permitting, extraction, processing, storage and transportation of coal, non-coal minerals, natural gas and coalbed methane gas), including the reclamation or restoration of lands used for such activities, specifically limited to these obligations associated with those permits listed in Exhibit A (collectively "Reclamation Obligations"), in each case related to the Eastern Purchased Assets ("Eastern Reclamation Obligations"); (ii) executory contracts as expressly designated by ARC within a period of 45 days following the later of Closing or all such contracts being available for review by ARC and (b) subject to agreement on cure arrangements with contractual counterparties that are due any cure payment. If ARC determines, in its sole discretion, that it will not accept an executory contract any obligations associated with such contract will be an Eastern Excluded Liability.

The "Eastern Excluded Liabilities" will consist of the accrued and unpaid royalty payments and production taxes related to the Eastern Mines and all other liabilities of any kind other than the Eastern Assumed Liabilities.

The Eastern Asset Sale will be effectuated pursuant to this Term Sheet and additional definitive documentation between ARC and the Sellers, as may be required by ARC, including, but not limited to an Asset Purchase Agreement and Bill(s) of Sale.

***Eastern Mines Operations:*** Upon the closing of the Eastern Asset Sale, ARC will evaluate the profitability of each operation and, within its business judgment, considering resuming normal business operations and hiring the majority of the displaced employees of the Seller Parties. For permits not placed into operation, ARC will proceed and/or complete the reclamation process to complete bond release.

***Collateral:*** ARC will assume free and clear ownership of any and all collateral posted by the Seller Parties to backstop surety bonds with respect to the Eastern Purchased Assets.

***Representations, Warranties and Covenants:*** The Eastern Asset Sale will contain mutually agreeable representations, warranties and covenants consistent with customary bankruptcy practice relating to sales conducted pursuant to section 363 of the Bankruptcy Code.

***Conditions Precedent to Closing:*** The Eastern Asset Sale will be subject to customary conditions to the parties' obligations to effectuate the closing (which may be waived in the sole discretion of ARC), including, but not limited to:

a) all specified governmental and regulatory approvals of ARC's operation of the Eastern Assets will have been obtained to the extent possible or the risk associated therewith will be assumed by ARC, if the approvals have not expired, been waived by the applicable governmental authority or been terminated;

b) there will not be in effect any order by a governmental body of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Term Sheet;

c) the Bankruptcy Court shall have approved the procedures set forth herein for the assumption and assignment of any unexpired executory contracts, including but not limited to leases, constituting Eastern Purchased Assets;

d) the parties will have executed and delivered all Definitive Documents to the satisfaction of each party; and

e) the Bankruptcy Court will have entered an order approving the Eastern Asset Sale (the "Sale Order") and such Sale Order will not be subject to any stay.

***Cooperation:*** Each party agrees to cooperate fully with the other parties to (a) refrain from taking any actions that would reasonably be expected to impair, delay or impede the closing of the Transaction, and (b) use reasonable best efforts to cause all closing conditions of the other party to be met as promptly as practicable.

***Releases:*** The Sale Order will provide for customary releases by the Seller Parties of any claims or causes of action against ARC, and the representatives, professionals and other advisors thereof, including but not limited to release of any and all claims, obligations, suits, judgments, damages, rights, causes of action and liabilities of any nature whatsoever (including, without limitation, those arising under the Bankruptcy Code), whether known or unknown, foreseen or unforeseen, matured or unmatured, existing or thereafter arising, in law, equity, or otherwise against the Eastern Purchased Assets and ARC and their respective affiliates. In addition, if Sellers file a chapter 11 plan, such plan will include releases and exculpation provisions in favor of ARC and the representatives, professionals and other advisors thereof to the maximum extent permitted by law.

For the avoidance of doubt, ARC shall not waive, and shall expressly reserve, all claims against the Seller Parties and the Debtors' estates, whether arising under contract, by law, in equity or otherwise.

***Governing Law:*** The Eastern Asset Sale will be governed by, and must be construed in accordance with, the laws of the state of Indiana, without giving effect to its conflicts of laws principles

***Jurisdiction:*** The United States Bankruptcy Court for the Southern District of West Virginia and its appellate courts.

***Termination:*** This Term Sheet will terminate on August 5, 2019, unless (i) the Sale Order for the Eastern Assets shall have been approved, which shall approve the Eastern Asset Sale to ARC, or (ii) ARC shall have been designated a Backup Bidder (as defined in the bidding procedures).

**Exhibit A: Permits & bonding associated with Eastern Purchased Assets**

# Exhibit A:

| Mine Abbreviation | Mine Location | Job / Job Name | Permit Number (Old or New) | Estimated Bond |
|---|---|---|---|---|
| A23 | Big Branch P-East | A23 - Big Branch P-East | Permit #898-0894 | 75,000 |
| A40 | Dug Fork Mine | A40 - Dug Fork Mine | Permit #866-5175 | 106,400 |
| A41 | Stonecoal II Impoundment | A41 - Stonecoal II Impoundment | Permit #866-0366 | 661,200 |
| A42 | Mason Seam-Beans Fork | A42 - Mason Seam-Beans Fork | Permit #807-5257 | 93,400 |
| A43 | Clear Fork Jellico Seam Mines | A43 - Clear Fork Jellico Seam Mines | Permit #807-5258 | 94,400 |
| D11 | Panther Mine | D11-Panther - Owl No. 1, 2 & 3 Mines | Permit #848-5567 | 848,200 |
| D12 | East-Kellioka | D12 Kellioka - Colliers Ck. Kellioka Mine | Permit #867-5342 | 125,900 |
| D14 | Stillhouse | D14 Stillhouse - Maggard Br. Harlan Mine (Stillhouse) | Permit #848-5573 | 89,400 |
| D14 | Stillhouse | D14 Stillhouse - Stillhouse Surf & UG Mines (Orig. Portal) | Permit #848-0350 | 618,800 |
| D15 | Pioneer #1 | D-15 - Pioneer #1 D-41 AND D-42 MINES | Permit #1201797 | 414,100 |
| D16 | Red Ash Mine | D-16 Mavrick - DOMINION #30 | Permit #1202258 | 352,200 |
| D16 | Red Ash Mine | D-16 Mavrick - DOMINION #30 Shadow Permit | Permit #Y-4015-97 | 352,200 |
| D17 | Tiller #1 Mine | D-17 Tiller #4 - SURFACE MINE #1 | Permit #Pending Transfer | 1,791,400 |
| D17 | Tiller #2 Mine | D-18 Tiller #5 - DOMINION MINE #7 | Permit #1202259 | 325,000 |
| D18 | Tiller #2 Mine | D-18 Tiller #5 - DOMINION MINE #7 Shadow Permit | Permit #Y-3032-12 | 325,000 |
| D19 | Pioneer #2 | D-19 - Pioneer #2 | Permit #1202269 | 414,100 |
| D2 | Beech Fork | D2 - Beechfork Shop | Permit #866-5177 | 141,700 |
| D2 | Beech Fork | D2 - Beech Fork Mine | Permit #866-5180 | 153,500 |
| D20 | Beehive #2 | D-20 Beehive - DOMINION MINE #34 | Permit #1202235 | 241,500 |
| D28 | Clover Fork #1 | D28 - 6C Deep Mine | Permit #1202225 | 108,700 |
| D28 | Clover Fork #1 | D28 - Clover Fork Mine/Huff Creek #1 | Permit #848-5590 | 112,500 |
| D29 | Darby Fork #1 | D29 - Darby Fork #1 | Permit #848-5591 | 10,000 |
| D30 | Middle #30 | D30 - Middle Splint deep mine | Permit #1202278 | TBD |
| D30 | Middle #30 | D30 - Darby 1/#1 | Permit #848-5594 | 143,300 |
| D6/D9 | Creech & F #6 | D6/D9 - Creech & F Seam Mines (NF-6) | Permit #867-5339 | 97,800 |
| D6/D9 | RODA #9 | D6/D9 - RODA LOW SPLINT MINE | Permit #1202200 | 576,800 |
| D6/D9/D10/D12 | Letcher #12 | D6/D9/D10/D12 - Letcher Co. Haul Roads | Permit #867-7034 | 300,000 |
| D7 | Osaka Mine | D7 Osaka - OSAKA IMBODEN MINE | Permit #1202275 | 1,477,100 |
| D8 | Clover Lick Mine | D8 Cloverlick - Still house Owl & F Mines | Permit #848-5569 | 285,500 |
| LM1 | Fork Ridge Mine | LM1 - Fork Ridge Mine | Permit #1102229 | 477,000 |
| LM10 | LM10 | LM10 - | Permit # 11-0188-95 | 5,000 |
| LM11 | Benco Deep Mine | LM11 - Benco Deep Mine | Permit #1202223 | 399,000 |
| LM12 | Gin Creek Portal | LM12 - Gin Creek Portal | Permit #1202224 | 51,000 |
| LM13 | Haulroad/#3 Surface | LM13 - KY Haulroad/#3 Surface | Permit #848-0379 | 41,900 |
| LM13 | Haulroad/#3 Surface | LM13 - KY Haulroad/#3 Surface | Permit #848-0379 | 75,000 |
| LM14 | Slopes/Shafts & Davs #1 | LM14 - Slopes/Shafts & Davs Branch/Mine No. 1 | Permit #848-5592 | 710,500 |
| LM15 | Wax #2 | LM15 - Wax Seam/Mine No. 2 | Permit #848-5393 | 352,000 |
| LM15 | Wax #2 | LM15 - Wax Seam/Mine No. 2 | Permit #848-5393 | 150,000 |
| LM16 | Lower Mason mine | LM16 - Lower Mason mine | Permit #1202026 | 238,200 |
| LM18 | Mayflower #18 | LM18 - Mayflower complex | Permit #1402277 | 2,483,700 |
| LM19 | Pardee/Wa#19 | LM19 - Pardee/Wax | Permit #848-5595 | TBD |
| LM19 | Pardee/Wa#19 | LM19 - Pardee/Wax | Permit #848-5595 | 40,400 |
| LM2 | Pardee Prep Plant | LM2 - Pardee Prep Plant | Permit #1302268 | 1,248,300 |
| LM20 | Middle Splint | LM20 - Middle Splint - No Surface Acres-VA Portal | Permit #848-5596 | 10,000 |
| LM3 | Band Mill #3 | LM3 - Band Mill Hollow Refuse Facility | Permit #1302220 | 1,503,800 |
| LM4 | Pardee #4 | LM4 - Pardee Tipple | Permit #1302230 | 179,800 |
| LM5 | Pardee Strip #1 | LM5 - Pardee Strip #1 | Permit #1602221 | 1,499,800 |
| LM6 | Meadow Branch Surface | LM6 - Meadow Branch Surface | Permit #867-0542 | 75,000 |
| LM7 | Meadow Branch #1 | LM7 - Meadow Branch Deep Mine/No. 1 | Permit #867-5355 | 108,300 |
| LM8 | Bandmill Cooridor/tunnel Mine | LM8 - Bandmill Cooridor/Tunnel Mine | Permit #867-5356 | 495,900 |
| LM8 | Bandmill Cooridor/tunnel Mine | LM8 - Bandmill Cooridor/Tunnel Mine | Permit #867-5356 | 564,900 |
| LM9 | Trace Fork #1 | LM9 - Trace Fork #1 Deep Mine | Permit #867-5358 | 354,200 |
| P1 | P1-Flint ridge Plant | P1 - P1-Flint Ridge Plant | Permit #813-8038 | 1,907,700 |
| P11 | Gardner Plant | P-11 Gardner - GARDNER TIPPLE AND REFUSE AREA | Permit #1302285 | 156,000 |
| P11 | Gardner Plant | P-11 Gardner - GARDNER TIPPLE AND REFUSE AREA | Permit #Pending Transfer | 156,000 |
| P12 | Flat Rock Prep Plant | P-12 Flatrock - FLATROCK PLANT & REFUSE | Permit #1702276 | 2,058,000 |
| P12 | Flat Rock Prep Plant | P-12 Flatrock - FLATROCK PLANT & REFUSE | Permit #Pending Transfer | 2,058,000 |
| P14/P16 | LMP Prep Plant | P14 or 16? - LMP Prep Plant | Permit #1301411 | TBD |
| P15 | LMP Prep Pland | P15 - LMP Prep Pland | Permit # Unknown | 8,444,100 |
| P4 | Right #4 | P4 - Right Fork Refuse Fill | Permit #866-9015 | 1,685,500 |
| P4 | Adams Fork impoun Impoundment | P4 - Adams Fork Impoundment | Permit #866-9014 | 790,500 |
| P4/D3 | Beech Fork #3 | P4/D3 - Beech Fork Plant & Uground | Permit #866-5179 | 1,144,600 |
| P6 | Foresters #6 | P6 - Foresters Creek Preparation Plant | Permit #848-9635 | 1,296,300 |
| P7 | Pigeon Creek Processing | P7 Pigeon Cr - STONEGA SLURRY IMPOUNDMENT | Permit #1302156 | 1,885,700 |
| P7 | Pigeon Creek Processing | P7 Pigeon Cr - STONEGA COMPLEX | Permit #1502140 | 973,500 |
| P8 | Cave Branch Prep Plant | P8 Cave Branch - 37 Mine -Prep Plant -Loadout -Stillhouse #2 | Permit #848-5571 | 1,245,800 |
| P8 | Cave Branch Prep Plant | P8 Cave Branch - Cave Br. Refuse Disposal Fill | Permit #848-9036 | 2,800,000 |
| P8 | Cave Branch Prep Plant | P8 Cave Branch - 37 Mine -Prep Plant -Loadout -Stillhouse #2 | Permit #848-5571 | 1,320,800 |
| P9 | Vial #9 | P9 - Vial Tipple | Permit #807-8080 | 384,000 |
| R104 | Britton Branch #104 | R104 - Britton Branch Surface and Refuse | Permit #866-0364 | 2,603,500 |
| R105 | Rubins #105 | R105 - Rubins Branch Surface Mine | Permit #866-0365 | 451,600 |
| R107 | Dollar #107 | R107 - Dollar Branch | Permit #866-0367 | 330,900 |
| R109 | Halfmile #109 | R109 - Halfmile Impoundment | Permit #866-8014 | 1,710,300 |
| R110 | Prep Pland | R110 - #61 Prep Pland | Permit #866-8015 | 226,100 |
| R117 | CS #5 | R117 - CS Mine | Permit #874-5014 | 58,360 |
| R121 | Mine Sites 1 & 2, Cabin Hollow Cutout, #2 | R121 - Coal Creek - Mine Sites 1 & 2, Cabin Hollow Cutout, Clear Fork Cutout | Permit #807-5254 | 198,100 |
| R126 | Job #22 | R126 - Job 22 | Permit #836-0438 | 486,800 |
| R129 | Job #17 | R129 - Job 17 | Permit #836-0441 | 260,000 |
| R131 | Job 17 Underground | R131 - Job 17 UG | Permit #836-5644 | 75,400 |
| R134 | Caney Truck Scales | R134 - Caney Truck Scales | Permit #860-0553 | TBD |
| R136 | Green/Ter#136 | R136 - Green/Terry | Permit #860-0555 | TBD |
| R138 | Combs #138 | R138 - Combs Branch | Permit #860-0557 | 481,300 |
| R140 | Bear #140 | R140 - Bear Fork | Permit #860-0559 | 173,600 |
| R141 | Pounding #141 | R141 - Pounding Mill | Permit #860-5390 | 75,000 |
| R142 | Collins #142 | R142 - Collins Deep | Permit #860-5391 | 75,000 |
| R143 | Carbon #143 | R143 - Carbon Coal | Permit #860-5392 | 31,700 |
| R145 | Sunny Knott Tipple | R145 - Sunny Knott Tipple | Permit #860-8026 | 259,600 |
| R147 | Laurel #147 | R147 - Laurel Fork | Permit #880-0264 | 226,700 |
| R160 | Maggard Br. #160 | R160 - Maggard Br. F Seam Mines | Permit #848-5564 | 160,500 |
| R167 | Berham #167 | R167 - Berham Spur Kellioka Mine | Permit #848-5574 | 21,600 |
| R168 | Timbertree Harlan, Owl #168 | R168 - Timbertree Harlan, Owl & F Mines | Permit #848-5575 | 217,100 |
| R180 | WHITLEY #1 | R180 - WHITLEY FORK STRIP #1 | Permit #1602208 | 462,000 |
| R188 | PHILLIPS #188 | R188 - PHILLIPS RIDER DEEP MINE | Permit #1202211 | 87,000 |
| R191 | Low Splint | R191 - LOW SPLINT #2 MINE | Permit #1202209 | 194,200 |
| R193 | LOONEY #193 | R193 - LOONEY CREEK WILSON MINE | Permit #1202205 | 45,900 |
| R194 | MINE NO. 3 | R194 - MINE NO. 3 | Permit #1202144 | 15,400 |
| R195 | NINE MILE #7 | R195 - NINE MILE SPUR #7 STRIP | Permit #1102249 | 219,000 |
| R196 | Prep #196 | R196 - Prep Plant | Permit #874-8006 | 2,567,800 |
| R196 | Refuse #196 | R196 - Refuse | Permit #874-9006 | 348,800 |
| R198 | Foresters #198 | R198 - Foresters Creek | Permit #848-5561 | 75,000 |
| R199 | Old Nally & #1 | R199 - Old Nally & Hamilton Job 1 | Permit #807-0445 | 201,900 |
| R200 | Red #1 | R200 - Red Bird 1 Strip | Permit #807-0446 | 2,149,200 |
| R201 | Old Job 1 | R201 - Old Job 1 | Permit #807-0447 | 207,800 |
| R202 | Old Job 1 | R202 - Old Job 1 | Permit #807-0448 | 381,000 |
| R203 | KYS Surface Mine | R203 - KYS Surface Mine | Permit #807-0449 | 982,200 |

| | | | | |
|---|---|---|---|---|
| R204 | Red Bird 1 HWM (Rainbow Gap) #1 | R204 - Red Bird 1 HWM (Rainbow Gap) (Red Bird Area) | Permit #807-0451 | 188,100 |
| R205 | KY3 #3 | R205 - KY3 James York HWM/UG/Refuse | Permit #807-5262 | 739,600 |
| R209 | M.B. #209 | R209 - M.B. Brittain Prep Plant | Permit #807-8078 | 583,500 |
| R210 | M.B. #210 | R210 - M.B. Brittain Prep Plant/Imp. | Permit #807-8079 | 1,569,200 |
| R213 | Old #213 | R213 - Old Squirrel Hollow Surface | Permit #848-0352 | 187,400 |
| R214 | Old #214 | R214 - Old Salt Trace Surface | Permit #848-0353 | 140,000 |
| R215 | KY6 Salt #6 | R215 - KY6 Salt Trace Surface Mine | Permit #848-0354 | 3,833,300 |
| R219 | KY1 #2 | R219 - KY1 and KY2 UG | Permit #848-5578 | 179,400 |
| R220 | Old Job #4 | R220 - Old Job 4 (Spruce Pine) | Permit #866-0370 | 83,956 |
| R221 | Potato Knob #221 | R221 - Potato Knob (Red Bird Area) | Permit #866-0371 | 110,300 |
| R222 | Potato Knob #221 | R222 - Potato Knob UG/HWM (Red Bird Area) | Permit #866-5181 | 81,900 |
| R224 | Spruce HWM #224 | R224 - Spruce HWM (Red Bird Area) | Permit #826-0694 | 149,000 |
| R225 | Briar Hollow #225 | R225 - Briar Hollow (Red Bird Area) | Permit #826-0695 | 143,900 |
| R226 | Chas #7 HWM #7 | R226 - Chas #7 HWM (Red Bird Area) | Permit #826-0696 | 136,600 |
| R227 | Lick Fork HWM #227 | R227 - Lick Fork HWM (Red Bird Area) | Permit #826-0697 | 331,500 |
| R228 | Laurel Fork UG (USFS) #228 | R228 - Laurel Fork UG (USFS) (Red Bird Area) | Permit #826-5074 | TBD |
| R230 | Laurel Fork UG (Shadow Area) #230 | R230 - Laurel Fork UG (Shadow Area) (Red Bird Area) | Permit #826-5076 | TBD |
| R231 | Bloss Branch Refuse Imp. #231 | R231 - Bloss Branch Refuse Imp. (Red Bird Area) | Permit #826-8048 | 640,000 |
| R232 | Red Bird Plant #232 | R232 - Red Bird Plant (Red Bird Area) | Permit #826-8049 | 471,100 |
| R233 | Daugherty #233 | R233 - Daugherty Br | Permit #898-0890 | 170,689 |
| R236 | Jewell #12 | R236 - Jewell No. 12 Mine | Permit #89020 | TBD |
| R237 | DOMINION #36 | R237 - DOMINION #36 | Permit #1201508 | 270,000 |
| R238 | MINE #16 | R238 - MINE #16 | Permit #1201345 | 563,100 |
| R239 | MINE #29 | R239 - MINE #25/29 | Permit #1401493 | 10,000 |
| R240 | DOMINION #26 | R240 - DOMINION #26 | Permit #1201442 | 95,200 |
| R241 | WINSTON MINE #9 | R241 - WINSTON MINE #9 | Permit #1200354 | 527,100 |
| R243 | MINE #14 | R243 - MINE #14 | Permit #1201273 | 149,900 |
| R244 | ORA #3 | R244 - ORA #3 | Permit #1200194 | 177,400 |
| R245 | DOMINION #32 | R245 - DOMINION #32 | Permit #1201540 | 192,600 |
| R246 | DOMINION MINE #43 | R246 - DOMINION MINE #43 | Permit #1202036 | 320,600 |
| R247 | PINE CREEK #1 | R247 - PINE CREEK SURFACE MINE #1 | Permit #1101878 | 813,100 |
| R248 | PINE CREEK #2 | R248 - PINE CREEK SURFACE MINE #2 | Permit #1102023 | 795,000 |
| R249 | DJ COAL, #1 | R249 - DJ COAL, INC. MINE #1 | Permit #1200614 | 438,900 |
| R250 | SOUTHERN CReSCENT MINE | R250 - SOUTHERN CRESCENT MINE | Permit #1201497 | 67,900 |
| R251 | FLATROCK #251 | R251 - FLATROCK NORTHEAST | Permit #1102084 | 429,000 |
| R252 | HATFIELD #252 | R252 - HATFIELD MINE | Permit #1201919 | 177,600 |
| R253 | THE bANNER MINE | R253 - THE BANNER MINE | Permit #1601982 | 462,000 |
| R254 | LOUIs LOWE MINE | R254 - LOUIS LOWE MINE | Permit #1102128 | 3,170,300 |
| R255 | WHITT #255 | R255 - WHITT BRANCH DEEP MINES | Permit #1202086 | 804,200 |
| R256 | DOCK #2 | R256 - DOCK #2 | Permit #1301786 | 10,000 |
| R257 | VANSANT #1 | R257 - VANSANT MINE NO 1 | Permit #U-4010-94 | TBD |
| R258 | VANSANT #2 | R258 - VANSANT MINE NO 2 | Permit #U-4013-94 | TBD |
| R259 | Vansant #5 | R259 - Vansant #5A | Permit #U-4005-05 | TBD |
| R260 | VANSANT #3 | R260 - VANSANT MINE NO. 3 | Permit #U-4014-95 | TBD |
| R58 | Spicewood #58 | R58 - Spicewood South | Permit #813-0404 | 37,100 |
| R59 | Spicewood #59 | R59 - Spicewood Surface | Permit #813-0405 | 295,600 |
| R61 | Mine #3 | R61 - Mine 3 | Permit #813-5040 | 160,900 |
| R62 | Mine #5 | R62 - Mine 4 & 5 | Permit #813-5041 | 303,100 |
| R65 | Flint Ridge Road | R65 - Flint Ridge Road | Permit #813-7043 | 575,000 |
| R67 | Mid Fork-coal Branch | R67 - Mid Fork-Coal Branch | Permit #897-0581 | 607,200 |
| R68 | Mid #68 | R68 - Mid Fork-Chavies | Permit #897-0582 | 635,000 |
| R73 | Aldridge #73 | R73 - Aldridge Branch | Permit #880-5192 | 1,344,600 |
| R74 | White Cabin 9 Pegasus | R74 - White Cabin 9/Pegasus | Permit #880-5193 | 841,400 |
| R77 | Excel Mine #1 | R77 - Excel Mine #1 | Permit #880-5194 | 364,000 |
| R78 | Vanlear #78 | R78 - Vanlear Mine | Permit #880-5195 | 10,000 |
| R79 | Mine #2A | R79 - Excel Mine #2A | Permit #898-0951 | 82,000 |
| R80 | Mine #1A | R80 - Excel Mine #1A | Permit #898-4492 | 97,000 |
| R82 | County #82 | R82 - County Line | Permit #813-0385 | 809,300 |
| R83 | Poor #83 | R83 - Poor Branch | Permit #813-0389 | 218,300 |
| R84 | Pompey #84 | R84 - Pompey East | Permit #898-0935 | 105,000 |
| R85 | Pompey #85 | R85 - Pompey South | Permit #898-0938 | 1,524,700 |
| R88 | Majestic #88 | R88 - Majestic Deep | Permit #898-4480 | 75,000 |
| R89 | Barkley #89 | R89 - Barkley Deep | Permit #898-4515 | 35,600 |
| R90 | Eclipse #90 | R90 - Eclipse Deep | Permit #898-4516 | 169,500 |
| R91 | Gabes #91 | R91 - Gabes Creek | Permit #848-8086 | 64,100 |
| R92 | Dollar Branch Face up | R92 - Dollar Branch Face-up | Permit #866-5166 | 6,500 |
| R97 | Mine #60 Access #60 | R97 - Mine #60 Access Road & Vent | Permit #866-5170 | 21,100 |
| R99 | Mine #60 | R99 - Mine #60 @ Tantrough | Permit #866-5172 | 42,200 |
| S1 | Pompey #1 | S1 - Pompey West | Permit #898-0903 | 2,125,400 |
| S10 | Pompey Haul Road | S10 - Pompey | Permit #898-0936 | 2,681,400 |
| S10 | Pompey Haul Road | S10 - Pompey Haul Road | Permit #898-7104 | 174,300 |
| S10 | Pompey Haul Road | S10 - Pompey | Permit #898-0937 | 2,669,200 |
| S12 | Risner # 1 | S12 - Risner # 1 | Permit #813-0386 | 178,500 |
| S14 | Trace Fork | S14 - S14 Trace Fork | Permit #860-0561 | 3,752,500 |
| S16 | Gobblers #16 | S16 - Gobblers Knob | Permit #813-0408 | 118,800 |
| S18 | Seng Branch | S18 - 17 West Main Haul Road | Permit #880-7037 | 602,500 |
| S18 | Seng Branch | S18 - Seng Branch | Permit #880-0253 | 747,700 |
| S2 | Buckhorn | S2 - Buckhorn West | Permit #897-0534 | 75,000 |
| S22 | Long #22 | S22 - Long Branch | Permit #858-0246 | 1,438,200 |
| S22 | Canel #22 | S22 - Canel Gap | Permit #858-0247 | 365,600 |
| S23 | Mare #23 | S23 - Mare Creek | Permit #898-0981 | 1,081,400 |
| S23 | Harmonds #23 | S23 - Harmonds Branch | Permit #898-0982 | 233,800 |
| S24 | Foresters Creek Surface #24 | S24 - Foresters Creek Surface Mine Haul Road | Permit #848-7050 | 75,000 |
| S26 | KY7 Big #7 | S26 - KY7 Big Run Surface Mine | Permit #848-0356 | 1,374,265 |
| S28 | Lewis #28 | S28 - Lewis Creek | Permit #866-0368 | 2,158,200 |
| S28 | Lewis #28 | S28 - Lewis Creek | Permit #866-0368 | 1,928,000 |
| S29 | Benham Spur Surface and #29 | S29 - Benham Spur Surface and Owl UG Mine | Permit #848-0351 | 1,547,900 |
| S29 | Benham Spur Surface and #29 | S29 - Benham Spur Surface and Owl UG Mine | Permit #848-0351 | 1,521,900 |
| S8 | Jones Fork | S8 - S8 Jones Fork 1 | Permit #1101792 | 1,791,400 |
| S8 | Jones Fork | S8 - S8 Jones Fork 3 | Permit #1102135 | 1,894,500 |
| S8 | Jones Fork | S8 - S8 Jones Fork 4 | Permit #1102136 | 1,883,000 |
| T12 | Raven Loadout | T-12 Raven Loadout - RAVEN DOCK | Permit #1302005 | 23,300 |
| T12 | Raven Loadout | T-12 Raven Loadout - RAVEN DOCK | Permit #Pending Transfer | 23,300 |
| T2 | Phelp's Loadut | T2 - Phelp's Loadout | Permit #898-8160 | 423,500 |
| T9 | Clover Tipple | T9 - Clover Tipple | Permit #848-8087 | 586,000 |

| | |
|---|---|
| **Total Estimated Reclamation Bonds Assumed** | **$124,797,770** |